John Hancock Funds III

Supplement dated May 1, 2015 to the current Summary Prospectus

John Hancock Select Growth Fund (the “Fund”)

The following information supplements and supersedes any information to the contrary regarding the Fund contained in the Summary Prospectus.

Ian Tabberer is no longer the portfolio manager of the Fund. Accordingly, the reference to Mr. Tabberer as the Fund’s portfolio manager is removed from the Summary Prospectus. Effective immediately, Gary Robinson, CFA, is the portfolio manager of the Fund.

Accordingly, the “Portfolio management” section is amended and restated as follows:

Gary Robinson, CFA

Portfolio Manager

Managed the fund since 2015

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.